Fair Value Measurements and Financial Instruments	12 Months Ended
Dec. 31, 2012
Fair Value Measurements and Financial Instruments

Note 9

Fair Value Measurements and Financial Instruments

The following table presents the balances of assets measured at fair value on a recurring basis as of December 31, 2012:

			(dollars in millions)
	Level 1(1)	Level 2(2)	Level 3(3)	Total
Assets:
Short-term investments:
Equity securities	$310	$–	$–	$310
Fixed income securities	–	160	–	160
Other current assets:
Interest rate swaps	–	7	–	7
Other assets:
Fixed income securities	–	943	–	943
Cross currency swaps	–	153	–	153

Total	$310	$1,263	$–	$1,573

(1)	quoted prices in active markets for identical assets or liabilities

(2)	observable inputs other than quoted prices in active markets for identical assets and liabilities

(3)	no observable pricing inputs in the market

Equity securities consist of investments in common stock of domestic and international corporations measured using quoted prices in active markets.

Fixed income securities consist primarily of investments in municipal bonds that do not have quoted prices in active markets. For these securities, we use alternative matrix pricing resulting in these debt securities being classified as Level 2.

Derivative contracts are valued using models based on readily observable market parameters for all substantial terms of our derivative contracts and thus are classified within Level 2. We use mid-market pricing for fair value measurements of our derivative instruments.

We recognize transfers between levels of the fair value hierarchy as of the end of the reporting period. There were no transfers within the fair value hierarchy during 2012.

Fair Value of Short-term and Long-term Debt

The fair value of our debt is determined using various methods, including quoted prices for identical terms and maturities, which is a Level 1 measurement, as well as quoted prices for similar terms and maturities in inactive markets and future cash flows discounted at current rates, which are Level 2 measurements. The fair value of our short-term and long-term debt, excluding capital leases, was as follows:

			(dollars in millions)
At December 31,	2012		2011
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Short- and long-term debt, excluding capital leases	$51,689	$61,552	$54,800	$64,485

Derivative Instruments

Interest Rate Swaps

We have entered into domestic interest rate swaps to achieve a targeted mix of fixed and variable rate debt. We principally receive fixed rates and pay variable rates based on the London Interbank Offered Rate, resulting in a net increase or decrease to Interest expense. These swaps are designated as fair value hedges and hedge against changes in the fair value of our debt portfolio. We record the interest rate swaps at fair value on our consolidated balance sheets as assets and liabilities. At December 31, 2012 the fair value of these interest rate swaps was not material, and at December 31, 2011, the fair value was $0.6 billion, primarily included in Other assets and Long-term debt. As of December 31, 2012, the total notional amount of these interest rate swaps was $1.3 billion. During 2012, interest rate swaps with a notional value of $5.8 billion were settled. As a result of the settlements, we received net proceeds of $0.7 billion, including accrued interest which is included in Other, net operating activities in the consolidated statement of cash flows. The fair value basis adjustment to the underlying debt instruments will be recognized into earnings as a reduction of Interest expense over the remaining lives of the underlying debt obligations.

Forward Interest Rate Swaps

In order to manage our exposure to future interest rate changes, during the second quarter of 2012, we entered into forward interest rate swaps with a notional value of $1.0 billion. We designated these contracts as cash flow hedges. In November 2012, we settled these forward interest rate swaps and the pretax loss was not material.

Cross Currency Swaps

Verizon Wireless previously entered into cross currency swaps designated as cash flow hedges to exchange approximately $1.6 billion of British Pound Sterling and Euro-denominated debt into U.S. dollars and to fix our future interest and principal payments in U.S. dollars, as well as to mitigate the impact of foreign currency transaction gains or losses. A portion of the gains and losses recognized in Other comprehensive income was reclassified to Other income and (expense), net to offset the related pretax foreign currency transaction gain or loss on the underlying debt obligations. The fair value of the outstanding swaps was not material at December 31, 2012 or December 31, 2011. During 2012 and 2011 the gains and losses with respect to these swaps were not material.

Prepaid Forward Agreement

During the first quarter of 2009, we entered into a privately negotiated prepaid forward agreement for 14 million shares of Verizon common stock at a cost of approximately $0.4 billion. We terminated the prepaid forward agreement with respect to 5 million of the shares during the fourth quarter of 2009 and 9 million of the shares during the first quarter of 2010, which resulted in the delivery of those shares to Verizon.

Concentrations of Credit Risk

Financial instruments that subject us to concentrations of credit risk consist primarily of temporary cash investments, short-term and long-term investments, trade receivables, certain notes receivable, including lease receivables, and derivative contracts. Our policy is to deposit our temporary cash investments with major financial institutions. Counterparties to our derivative contracts are also major financial institutions. The financial institutions have all been accorded high ratings by primary rating agencies. We limit the dollar amount of contracts entered into with any one financial institution and monitor our counterparties’ credit ratings. We generally do not give or receive collateral on swap agreements due to our credit rating and those of our counterparties. While we may be exposed to credit losses due to the nonperformance of our counterparties, we consider the risk remote and do not expect the settlement of these transactions to have a material effect on our results of operations or financial condition.